Commitments and Contingencies	1 Months Ended
Jun. 30, 2023
Commitments and Contingencies
Commitments and Contingencies

Note 7. Commitments and Contingencies

Commitments: As of June 30, 2023, the Fund had no outstanding commitments to fund investments.

Contingencies: In the normal course of business, the Fund may be subject to litigation and arbitration matters. In the opinion of management, the ultimate disposition of any such matters is not expected to result in a material adverse effect upon the Fund’s financial position, results of operation or cash flows.

Note 7. Commitments and Contingencies (Continued)

Indemnifications: In the normal course of business, the Fund enters into contracts and agreements that contain a variety of representations and warranties that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as these involve future claims against the Fund that have not occurred. The Fund expects the risk of any future obligations under these indemnifications to be remote.

Concentration of credit and counterparty risk: Credit risk arises primarily from the potential inability of counterparties to perform in accordance with the terms of the contract. Investments comprising higher percentages of net assets expose the Fund to higher concentrations of credit and counterparty risk. In the event that the counterparties do not fulfill their obligations, the Fund may be exposed to risk. The risk of default depends on the creditworthiness of the counterparties or issuers of the financial instruments. It is management’s policy to review, as necessary, the credit standing of each counterparty.